Business Combinations	6 Months Ended
Sep. 30, 2011
Business Combinations (Abstract)
Business Combinations

8. Business combinations:

For the purpose of streamlining Nomura Group's management structure for faster decision making in relation to reorganization, on May 13, 2011, Nomura entered into an agreement with one of its affiliated companies, Nomura Land and Building Co., Ltd. ("NLB") to implement a share exchange ("Share Exchange Agreement") effective on July 1, 2011. In advance of the effective date of the Share Exchange Agreement, Nomura acquired an additional 39.0% of the issued shares of NLB ("Share Purchases") as of May 24, 2011. As a result of the Share Purchases, NLB became a consolidated subsidiary of Nomura during the three months ended June 30, 2011. Nomura's total consideration in relation to the Share Purchases was approximately ¥37,620 million ($488 million). The difference between the fair value of the acquired net assets of NLB and the acquisition cost is accounted for as a bargain purchase gain of ¥44,963 million ($584 million) which is reported within Revenue—Other in the consolidated statements of operations.

The Share Purchases are accounted for as a step acquisition in these consolidated financial statements, because Nomura held 38.5% of the outstanding shares of NLB prior to the Share Purchases. Nomura remeasured the previously held equity investments in NLB and other companies which were acquired as a result of the Share Purchases at fair value. The change in fair value was a loss of ¥16,555 million ($215 million) which is reported within Revenue—Other in the consolidated statements of operations. The remeasurement to fair value was determined primarily based on the cost of the Share Purchases, in which the financial condition and assets of NLB were considered in reference to the valuation results provided by third party appraisers. As of the date of the Share Purchases, the previously held equity investments were remeasured at the fair value of ¥38,379 million ($498 million). Further, equity investments in NLB previously held by other affiliated companies of Nomura were also remeasured at fair value, resulting in an additional loss of ¥4,109 million ($53 million) which is also reported within Revenue—Other in the consolidated statements of operations.

There were no other material acquisition-related costs incurred in connection with this business combination.

The operating results of NLB and other companies acquired as a result of the Share Purchases have been included in these consolidated statements of operations from May 2011. As a result, revenues generated by NLB and these other companies which have been included in the consolidated statements of operations were ¥142,058 million ($1,844 million) and ¥98,822 million ($1,283million) for the six and three months ended September 30, 2011, respectively. In addition, a net loss of ¥100 million ($1 million) and net income of ¥803 million ($10 million) from NLB and other companies acquired as a result of the Share Purchases are included in the consolidated statements of operations for the six and three months ended September 30, 2011, respectively. Revenues and expenses arising from NLB and other companies that are acquired as a result of the Share Purchases are generally reported in Revenue—Other and Non-interest expenses—Other in the consolidated statements of operations.

The following table provides a summary of the fair value of the assets acquired and the liabilities assumed, as of the date of the Share Purchase.

	Millions of yen	Translation into millions of U.S. dollars
Assets:
Cash and cash deposits	¥78,634	$1,021
Loans receivable(1)	54,023	701
Receivables from other than customers	12,865	167
Office buildings, land, equipment and facilities	715,683	9,290
Intangible assets(2)	60,048	779
Assets other than above(3)	1,290,121	16,746

Total assets	2,211,374	28,704

Liabilities:
Short-term borrowings	82,800	1,075
Long-term borrowings	952,932	12,369
Liabilities other than above	748,889	9,720

Total liabilities	1,784,621	23,164
Equity attributable to NHI's shareholders	120,962	1,570

Noncontrolling interests of NLB(4)	22,397	291

Noncontrolling interests attributable to other than shareholders of NLB(5)	283,394	3,679

Acquisition costs and fair value of previously held equity investments in NLB and other newly consolidated subsidiaries	75,999	986

Goodwill	¥(44,963)	$(584)

(1)	Valuation is based on the difference between the gross contractual amounts receivable of ¥54,131 million ($703 million) and the estimate of the contractual cash flows not expected to be collected of ¥108 million ($1 million).
(2)	Includes finite-lived intangible assets related to client contracts and lease agreements which are amortized based on a weighted-average amortization period of nine years with no estimated residual value.
(3)	Include real estate classified as held for sale.
(4)	Valuation is based on the acquisition cost of the Share Purchases.
(5)	Valuation is based on either the market value or the net asset value as of the date of acquisition.

The following selected (unaudited) pro-forma financial information presents revenue and net income (loss) amounts as if the acquisitions occurred on April 1, 2010.

	Millions of yen, except per share amounts		Translation into millions of U.S. dollars, except per share amounts
	Six months ended September 30
	2010	2011	2011
Total revenue	¥873,122	¥847,892	$11,006
Net income (loss) attributable to NHI shareholders	¥30,564	¥(52,359)	$(680)
Basic net income (loss) attributable to NHI shareholders per share	8.37	(14.44)	(0.19)
Diluted net income (loss) attributable to NHI shareholders per share	8.34	(14.44)	(0.19)

Based on the Share Exchange Agreement, 118 common shares of the company were allotted and delivered for each share of NLB, and NLB became a wholly owned subsidiary of Nomura as of July 1, 2011. On the same day, Nomura issued 103,429,360 common shares. In addition, the common shares of NLB which Nomura acquired through the Share Exchange Agreement include the shares that had been held by one of Nomura's subsidiaries, Nomura Asset Management Co., Ltd., and the acquisition of those shares is accounted for as a transaction between entities under common control.